IVY FUNDS	IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy Cash Management Fund	Delaware Ivy VIP Global Bond
(formerly, Ivy Cash Management Fund)	(formerly, Ivy VIP Global Bond)
Delaware Ivy ProShares Russell 2000 Dividend	Delaware Ivy VIP Government Money Market
Growers Index Fund	(formerly, Ivy VIP Government Money Market)
(formerly, Ivy ProShares Russell 2000
Dividend Growers Index Fund)	(each, a “Fund” and together, the “Funds”)
Delaware Ivy ProShares Interest Rate Hedged
High Yield Index Fund
formerly, Ivy ProShares Interest Rate Hedged
High Yield Index Fund)
Delaware Ivy ProShares S&P 500 Bond
Index Fund
(formerly, Ivy ProShares S&P 500 Bond
Index Fund)
Delaware Ivy ProShares MSCI ACWI
Index Fund
(formerly, Ivy ProShares MSCI ACWI
Index Fund)
Delaware Ivy Wilshire Global Allocation Fund
(formerly, Ivy Wilshire Global Allocation Fund)

Supplement to each Fund’s Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

1.	Fund Liquidations

As noted in the supplement dated September 14, 2021, on September 13, 2021, the Boards of Trustees of the Ivy Funds and the Ivy Variable Insurance Portfolios unanimously voted and approved a proposal to liquidate and dissolve Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy Cash Management Fund, Delaware Ivy VIP Government Money Market, Delaware Ivy VIP Global Bond, Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, and Delaware Ivy ProShares S&P 500 Bond Index Fund. The liquidations and dissolutions are expected to take effect on or about November 15, 2021 (Effective Date). Retirement accounts, as applicable, within these Funds will be liquidated on or about the Effective Date (Liquidation Date) and the proceeds (less mandatory tax withholding) will be mailed to the address of record if no action is taken. For Fund accounts with automated purchases, exchanges, and/or withdrawals established, these transactions will cease prior to liquidation if no action is taken.

As noted in the supplement dated September 14, 2021, the Funds will be closed to new investors and all sales efforts will cease as of September 30, 2021. However, the Funds will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until five (5) business days before the Liquidation Date.

Until the liquidation of the Funds, shareholders of the Funds will have the opportunity to exchange their shares for shares of the same class of any other legacy Ivy Fund. Any exchange would be made at the current net asset values of a Fund and the selected legacy Ivy Fund. A Fund’s shareholders would not incur front-end or contingent deferred sales charges upon these exchanges, as applicable. Additionally, no applicable contingent deferred sales charge will be assessed in connection with any redemption of your shares from a Fund prior to the Liquidation Date. Exchanges are not available with legacy Delaware Funds at this time.

2.	Delaware Ivy Wilshire Global Allocation Fund

As of the Effective Date, the following replaces the information in the sections entitled “Investment Adviser” and “Portfolio Managers“:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Wilshire Associates Incorporated (Wilshire)

Portfolio managers	Title with Wilshire	Start date on the Fund
Nathan Palmer, CFA,	Managing Director	January 2018
Anthony Wicklund, CFA, CAIA	Managing Director	January 2018

Upon the Effective Date, the following replaces the information in the section entitled, “Fund Management – Delaware Ivy Wilshire Global Allocation Fund”:

Nathan Palmer and Anthony Wicklund of Wilshire are primarily responsible for the day-to-day portfolio management of the Fund’s investments.
Mr. Palmer, CFA, has held his Fund responsibilities for the Fund since January 2018 and was a manager of the Predecessor Fund since May 2017. He is a Managing Director of Wilshire and currently serves as a portfolio manager for Wilshire Funds Management. Mr. Palmer holds a BA in business administration from the University of Washington and an MBA from the Stern School of Business at New York University. Mr. Palmer has over 22 years of investment experience.
Mr. Wicklund, CFA, CAIA, has held his Fund responsibilities for the Fund since January 2018 and was a manager of the Predecessor Fund since May 2017. He is Managing Director of Wilshire and currently serves as a portfolio manager with Wilshire Funds Management. Mr. Wicklund earned his BS in business administration, with a concentration in finance, from the University of Oregon. He also holds an MBA from the Marshall School of Business at the University of Southern California, with a concentration in investments and financial markets. Mr. Wicklund has over 19 years of investment experience.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 16, 2021.